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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                   Form 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 1997


                          First Midwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter



          Delaware                       0-10967              36-3161078
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(State or other jurisdiction)          (Commission           (IRS Employer
      or incorporation)                File Number        Identification No.)



        300 Park Boulevard, Suite 405, Itasca, Illinois          60143
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           (Address of principal executive offices)            (Zip Code)



                                (630) 875-7450
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              Registrant's telephone number, including area code



                                     N.A.
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            (Former name and address, if changed since last report)

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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               NOVEMBER 14, 1997


Item 5. Other Events
--------------------

On October 1, 1997, First Midwest Bancorp, Inc. ("First Midwest"), acquired all of the outstanding common stock of SparBank, Incorporated ("SparBank"), pursuant to an Agreement and Plan of Merger, dated June 18, 1997, in exchange for 3,230,764 shares of First Midwest common stock. As a result of the acquisition, SparBank was merged with and into First Midwest and McHenry State Bank ("MSB"), the 99.7% owned subsidiary of SparBank, became a subsidiary of First Midwest.

This report on Form 8-K is filed to report that consolidated revenues (unaudited), defined as net interest income and total non-interest income, and net income (unaudited) for the 30-day period ended October 31, 1997, reflecting 30 days of post-merger combined operations of First Midwest and MSB, totaled $15,324,828 and $3,755,205, respectively. Net income per share (unaudited) for the 30-day period was $.19 based on 20,048,000 weighted average shares outstanding. The operating results for this one month period are not necessarily indicative of the results that may be expected for the quarter or year-ended December 31, 1997. Net income for the 30-day period does not include the effect of any portion of the pre-tax merger related charge of approximately $6.5-7.0 million that will be recognized by First Midwest in the fourth quarter of 1997 in conjunction with the SparBank acquisition.

Item 7.  Financial Statements and Exhibits
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(a), (b) and (c)  Not Applicable

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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               NOVEMBER 14, 1997

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       First Midwest Bancorp, Inc.
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                                              (Registrant)





Dated:  November 14, 1997                 DONALD J. SWISTOWICZ
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                                          Donald J. Swistowicz
                                        Executive Vice President


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